SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia
Georgia

(State or other jurisdiction of incorporation)

1-12080 0-28226

(Commission File Number)

58-1550675 58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 EARNINGS RELEASE
EX-99.2 SUPPLEMENTAL FINANCIAL DATA

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2005, Post Properties, Inc. (the “Company” and together with Post Apartment Homes, L.P., the “Registrants”) issued an Earnings Release and Supplemental Financial Data announcing its financial results for the quarterly period ended March 31, 2005. The Earnings Release and Supplemental Financial Data contain information about the Registrants’ financial condition and results of operations for the quarterly period ended March 31, 2005. A copy of the Earnings Release is attached hereto as Exhibit 99.1. A copy of the Supplemental Financial Data is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description
99.1	Earnings Release

99.2	Supplemental Financial Data

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 2, 2005

POST PROPERTIES, INC.
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 2, 2005

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ David P. Stockert

David P. Stockert
President and
Chief Executive Officer

EXHIBIT INDEX

Earnings	Description
99.1	Earnings Release

99.2	Supplemental Financial Data